Movement in Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Allowance for Doubtful Accounts
Balance as of January 1	$ 27,303	¥ 189,563	¥ 93,877	¥ 43,814
Amounts charged to expenses	5,699	39,568	115,261	50,063
Amounts written off	(7,451)	(51,730)	(19,575)	0
Balance as of December 31	$ 25,551	¥ 177,401	¥ 189,563	¥ 93,877